UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 21, 2005
SPARTA, INC.
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-21682 (Commission File Number)	63-0775889 (I.R.S. Employer Identification No.)

25531 Commercentre Drive, Suite 120, Lake Forest, CA (Address of Principal Executive Offices)	92630-8873 (Zip Code)
Registrant’s telephone number, including area code (949) 768-8161
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K
Item 7.01 Regulation FD Disclosure
On November 21, 2005, SPARTA, Inc. issued a memorandum dated November 21, 2005 to its stockholders and its employees titled “Delay in November Stock Trade” which is attached hereto as Exhibit 99.1.
Pursuant to the Commission’s regulations, the foregoing information, which has been furnished solely pursuant to Regulation FD, and Exhibit 99.1 attached hereto shall not be deemed to be incorporated by reference by any general statement incorporating by reference this report into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Registrant specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
Item 9.01 Financial Statements and Exhibits

Exhibit 99.1	Memorandum from the Registrant to its employees and stockholders dated November 21, 2005 regarding “Delay in November Stock Trade”.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARTA, INC. (Registrant)
Date: November 21, 2005	By:	/s/ David E. Schreiman
David E. Schreiman
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Memorandum from the Registrant to its employees and stockholders dated November 21, 2005 regarding “Delay in November Stock Trade”.